Omnibus Incentive Compensation Plan	6 Months Ended
Jun. 30, 2024
Share-Based Payment Arrangement [Abstract]
Omnibus Incentive Compensation Plan

11. Omnibus Incentive Compensation Plan

In January 2024, the board of directors adopted an amended and restated Compensation Plan (the “Plan”), to reserve for issuance a maximum number of 1,100,000 restricted common units which were recognized under treasury units.

On March 8, 2024, the Partnership awarded 96,104 unvested units to Employees and Non-Employees with a grant-date fair value of $17.45 per unit. The units were fully vested on the same date.

The following table contains details of our plan:

	Equity compensation plan
Unvested Units	Units	Value
Unvested on January 1, 2024	247,934	$3,769
Granted	96,104	1,671
Vested	(96,104)	(1,671)
Unvested on June 30, 2024	247,934	$3,769

The unvested units accrue distributions as declared and paid, which distributions are retained by the custodian of the Plan until the vesting date at which time they are payable to the grantee. As unvested unit grantees accrue distributions on awards that are expected to vest, such distributions are charged to Partners’ capital. As of June 30, 2024, the unvested units accrued $609 of distributions.

There were no forfeitures of awards during the six-month period ended June 30, 2024. The Partnership estimated the forfeitures of unvested units to be immaterial.

For the six-month periods ended June 30, 2024, and 2023 the equity compensation expense that has been charged in the unaudited condensed consolidated statements of comprehensive income was $3,517 and $1,864 respectively. This expense has been included in “General and administrative expenses” in the unaudited condensed consolidated statements of comprehensive income.

As of June 30, 2024, the total unrecognized compensation cost related to non-vested awards is $1,895 and is expected to be recognized over a period of 0.5 years. The Partnership uses the straight-line method to recognize the cost of the awards.